THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account C
Multi-Fund®, Multi-Fund® Select

Lincoln National Variable Annuity Account L
Group Variable Annuity

Lincoln Life Variable Annuity Account Q
Multi-Fund® Group

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Variable Annuity Account L
Group Variable Annuity

Supplement dated October 8, 2010 to the Prospectus dated May 1, 2010, as supplemented

This Supplement outlines a change to the investment options under your individual annuity contract. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

Delaware VIP Trend Series. The Delaware VIP Trust has informed us that, effective October 9, 2010, the Delaware VIP Trend Series will be reorganized with and into the Delaware VIP Smid Cap Growth Series.

The following fund description is added to the Investments of the Variable Account – Description of the Funds section of your prospectus.

Delaware VIP Trust, advised by Delaware Management Company*
·	Delaware VIP Smid Cap Growth Series: Long-term capital appreciation.

*Investments in any of the funds sub-advised by Delaware Management Company are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies (the "Macquarie Group") and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any of the funds sub-advised by Delaware Management Company, the repayment of capital from any of the funds sub-advised by Delaware Management Company or any particular rate of return.

For complete details relating to this fund change, please refer to the fund’s prospectus, as supplemented.

Please retain this Supplement for future reference.